REDEEMABLE CONVERTIBLE PREFERRED STOCK	6 Months Ended
Sep. 30, 2014
Equity [Abstract]
REDEEMABLE CONVERTIBLE PREFERRED STOCK
13.	REDEEMABLE CONVERTIBLE PREFERRED STOCK

The Trustee of the Company’s ESOP has the ability to put the shares of our Redeemable Convertible Preferred Stock to the Company. The redeemable convertible preferred stock has a required cumulative 2.5% dividend and is convertible to common stock at a rate of one share for every 0.7692 share of common stock. We guarantee the value of the redeemable convertible preferred stock at $0.78 per share. The put option requirements of the Internal Revenue Code apply in the event that the Company’s common stock is not a registration type class of security. Therefore, the holders of convertible preferred stock have a put right to require us to repurchase such shares in the event that our common stock is not listed for trading or otherwise quoted on the NYSE, AMEX, NASDAQ, or any other market more senior than the OTC Bulletin Board.

Given that the event may trigger redemption of the convertible preferred stock (the listing or quotation on a market more senior than the OTCBB), is not solely within our control, this results in the classification of our convertible preferred stock recorded in the mezzanine section of our Condensed Consolidated Balance Sheets as of September 30, 2014.

In accordance with ASC 480-10-S99, as of September 30, 2014, we did not adjust the carrying value of the convertible preferred stock to its redemption value or recognize any changes in fair value as we did not consider it probable that the convertible preferred stock would become redeemable.